UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/30/2009

Total Nutraceutical Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-52864

Nevada	26-0561199
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

PO Box 910, Stevenson, WA 98648

(Address of Principal Executive Offices, Including Zip Code)

(509) 427-5132

(Registrant’s Telephone Number, Including Area Code)

____________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 1.01.	Entry into a Material Definitive Agreement

On December 30, 2009, Total Nutraceutical Solutions, Inc. (the “Company”) entered into a Promissory Note with Marvin Hausman and Philip Sobol., whereby Dr. Hausman and Dr. Sobol made a loan in the amount of $50,000 ($25,000 each) to the company for a period of Two (2) years.  The promissory note bears interest at 6% per annum.  This note, at the sole discretion of the Payees, is due and payable in the event the Company completes a capital fund raising of any amount greater than $250,000.  Upon completion of this fundraising, the Payees shall have 30 days from the close of the fundraising to exercise their right to convert their debt to equity in the form of restricted common stock at $.20 per share.  Payees may also convert at any time prior to December 31, 2011, if the fundraising has not been completed.  The company also grants to Payees 250,000 (125,000 warrants each person) five (5) year stock purchase warrants with an exercise price of $.10 per warrant.  Dr. Hausman is an affiliate of the company in the positions of Chief Executive Officer and Director.  Dr. Sobol is an affiliate of the company in the position of Director.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant;

On December 30, 2009, Total Nutraceutical Solutions, Inc. (the “Company”) entered into a Promissory Note with Marvin Hausman and Philip Sobol., whereby Dr. Hausman and Dr. Sobol made a loan in the amount of $50,000 ($25,000 each) to the company for a period of Two (2) years.  The promissory note bears interest at 6% per annum.  This note, at the sole discretion of the Payees, is due and payable in the event the Company completes a capital fund raising of any amount greater than $250,000.  Upon completion of this fundraising, the Payees shall have 30 days from the close of the fundraising to exercise their right to convert their debt to equity in the form of restricted common stock at $.20 per share.  Payees may also convert at any time prior to December 31, 2011, if the fundraising has not been completed.  The company also grants to Payees 250,000 (125,000 warrants each person) five (5) year stock purchase warrants with an exercise price of $.10 per warrant.  Dr. Hausman is an affiliate of the company in the positions of Chief Executive Officer and Director.  Dr. Sobol is an affiliate of the company in the position of Director.

Item 9.01.	Exhibits. Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Promissory Note dated December 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Nutraceutical Solutions, Inc.

(Registrant)

Dated: December 30, 2009
By:

/s/  Marvin S. Hausman, M.D.

Marvin S. Hausman, M.D.

Chief Executive Officer